                                                                    Exhibit 99.1

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               GLOBAL SIGNAL INC.
                                DECEMBER 31, 2004
                                 (in thousands)



                                                                 HISTORICAL                              PRO FORMA
                                                                DECEMBER 31,        LATTICE            DECEMBER 31,
                                                                  2004 (A)         ACQUISITION (B)         2004
                                                              -----------------  ---------------     ------------------

ASSETS
     Current assets:
        Cash and cash equivalents                                      $ 5,991          $     -                $ 5,991
        Accounts receivable, prepaid expenses and
           other current assets                                         10,305                -                 10,305
                                                              -----------------  ---------------     ------------------
               Total current assets                                     16,296                -                 16,296

     Restricted cash                                                    72,854                -                 72,854
     Fixed assets, net                                                 592,339            4,943  B1            597,282
     Land                                                               43,861                5  B1             43,866
     Intangible assets, net                                            171,647              664  B1            172,311
     Deferred debt issuance costs, net                                  18,911                -                 18,911
     Other assets                                                        7,461                -                  7,461
                                                              -----------------  ---------------     ------------------
                                                                     $ 923,369          $ 5,612              $ 928,981
                                                              =================  ===============     ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities:
        Accounts payable and accrued expenses                         $ 16,397          $     -               $ 16,397
        Dividends payable                                               20,491                -                 20,491
        Deferred revenue                                                13,410                -                 13,410
        Current portion of long-term debt and
           mortgage loan                                                 8,268                -                  8,268
                                                              -----------------  ---------------     ------------------
               Total current liabilities                                58,566                -                 58,566
     Long-term debt, less current portion                              698,652            5,607  B2            704,259
     Other liabilities                                                  12,954                5  B1             12,959
                                                              -----------------  ---------------     ------------------
               Total liabilities                                       770,172            5,612                775,784

     Stockholders' equity:
        Common stock                                                       513                -                    513
        Additional paid-in capital                                     157,004                -                157,004
        Deferred stock-based compensation                               (3,101)               -                 (3,101)
        Accumulated other comprehensive loss                            (1,219)               -                 (1,219)
        Retained earnings                                                    -                -                      -
                                                              -----------------  ---------------     ------------------
                                                                       153,197                -                153,197
                                                              -----------------  ---------------     ------------------
                                                                     $ 923,369          $ 5,612              $ 928,981
                                                              =================  ===============     ==================


      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                          YEAR ENDED DECEMBER 31, 2003
                      (in thousands except per share data)



                                                                     HISTORICAL                                   PRO FORMA
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                    DECEMBER 31,            LATTICE             DECEMBER 31,
                                                                      2003 (C)          ACQUISITION (D)             2003
                                                                   ----------------    -------------------     ----------------
                                                                     (restated)             (restated)

Revenues                                                                 $ 166,670               $ 10,255  D1        $ 176,925
Direct site operating expenses (excluding
     depreciation, amortization and accretion)                              56,572                  2,997  D1           59,569
                                                                   ----------------    -------------------     ----------------
Gross margin                                                               110,098                  7,258              117,356
Other expenses:
     Selling, general and administrative (excluding
       non-cash stock-based compensation expense
       of $1,479)                                                           26,914                    189  D1           27,103
     State franchise, excise and minimum taxes                                 848                      -                  848
     Depreciation, amortization and accretion                               47,137                  7,543  D2           54,680
     Non-cash stock-based compensation expense                               1,479                      -                1,479
                                                                   ----------------    -------------------     ----------------
                                                                            76,378                  7,732               84,110
                                                                   ----------------    -------------------     ----------------
Income from operations                                                      33,720                   (474)              33,246

Interest expense, net                                                       20,477                  3,876  D3           24,353
Other income                                                                  (110)                     -                 (110)
                                                                   ----------------    -------------------     ----------------
Income before income tax benefit                                            13,353                 (4,350)               9,003
Income tax benefit                                                             665                      -                  665
                                                                   ----------------    -------------------     ----------------
Net income from continuing operations                                     $ 14,018               $ (4,350)             $ 9,668
                                                                   ================    ===================     ================

Basic net income from continuing operations per share                       $ 0.34                                      $ 0.24
                                                                   ================                            ================

Diluted net income from continuing operations per share                     $ 0.34                                      $ 0.24
                                                                   ================                            ================

Weighted average number of shares of common stock outstanding:
     Basic                                                                  41,000                                      41,000
                                                                   ================                            ================
     Diluted                                                                41,112                                      41,112
                                                                   ================                            ================


      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                          YEAR ENDED DECEMBER 31, 2004
                      (in thousands except per share data)



                                                                     HISTORICAL                                   PRO FORMA
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                    DECEMBER 31,            LATTICE             DECEMBER 31,
                                                                      2004 (E)          ACQUISITION (F)             2004
                                                                   ----------------    -------------------     ----------------

Revenues                                                                 $ 182,865               $ 10,464  F1        $ 193,329
Direct site operating expenses (excluding
     depreciation, amortization and accretion)                              57,462                  2,795  F1           60,257
                                                                   ----------------    -------------------     ----------------
Gross margin                                                               125,403                  7,669              133,072
Other expenses:
     Selling, general and administrative (excluding
       non-cash stock-based compensation expense
       for services of $4,235)                                              23,410                    246  F1           23,656
     State franchise, excise and minimum taxes                                  69                      -                   69
     Depreciation, amortization and accretion                               54,288                  6,561  F2           60,849
     Non-cash stock-based compensation expense                               4,235                      -                4,235
                                                                   ----------------    -------------------     ----------------
                                                                            82,002                  6,807               88,809
                                                                   ----------------    -------------------     ----------------
Income from operations                                                      43,401                    862               44,263

Interest expense, net                                                       27,529                  3,377  F3           30,906
Loss on early extinquishment of debt                                         9,018                      -                9,018
Other income                                                                  (124)                     -                 (124)
                                                                   ----------------    -------------------     ----------------
Income before income tax expense                                             6,978                 (2,515)               4,463
Income tax expense                                                            (341)                     -                 (341)
                                                                   ----------------    -------------------     ----------------
Net income from continuing operations                                      $ 6,637               $ (2,515)             $ 4,122
                                                                   ================    ===================     ================

Basic net income from continuing operations per share                       $ 0.14                                      $ 0.09
                                                                   ================                            ================

Diluted net income from continuing operations per share                     $ 0.13                                      $ 0.08
                                                                   ================                            ================

Weighted average number of shares of common stock outstanding:
     Basic                                                                  46,831                                      46,831
                                                                   ================                            ================
     Diluted                                                                49,683                                      49,683
                                                                   ================                            ================


   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                      (in thousands except per share data)

The unaudited condensed consolidated balance sheet is presented on a pro forma basis to reflect the acquisition of the 237 communication sites previously owned by Lattice Communications, LLC ("Lattice Acquisition") as if it had occurred on
December 31, 2004. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and December 31, 2004 are presented on a pro forma basis to reflect the Lattice Acquisition as if it had occurred on January 1, 2003 and January 1, 2004, respectively.

The pro forma condensed consolidated financial statements should be read in conjunction with our consolidated financial statements, including the notes thereto and the Lattice Acquisition statements of revenue and certain expenses.
These pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the completion of this acquisition as of the dates indicated; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

ADJUSTMENTS:

A.       Reflects our condensed consolidated balance sheet as of December 31,
         2004, derived from our audited financial statements included in our
         Form 10-K for the year ended December 31, 2004.

B1.      The Lattice Acquisition consisted of the acquisition of 237 communications tower sites for a total purchase price of $115.0 million plus estimated fees and expenses of $1.5 million, and was consummated in a series of transactions of which 225 communications tower sites were acquired prior to December 31, 2004 and 12 were acquired after
         December 31, 2004. This adjustment reflects the preliminary allocation of the Lattice Acquisition purchase price for the 13 communications tower sites that were acquired after December 31, 2004.



                                                                                              Estimated
                                                                                Amount          Life
                                                                                ------          ----

              Purchase price allocation:
              Fixed assets                                                         $4,943       15 years
              Land                                                                      5            N/A
              Intangible assets:
                 Lease origination value                        $ 31                            16 years
                 Lease absorption value                          633                            16 years
                                                    -----------------
                 Total intangible assets                                              664
                                                                         -----------------
              Total assets                                                          5,612
              Asset retirement obligation                                             (5)       16 years
                                                                         -----------------
              Total                                                                $5,607
                                                                         =================


B2.      Reflects the $5.4 million purchase price plus $0.2 million in estimated fees and expenses for the 13 communications tower sites acquired after December 31, 2004. The transaction was financed with
         $5.6 million of borrowings under our revolving credit agreement provided by Morgan Stanley.

C.       Reflects our condensed consolidated statement of operations for the year ended December 31, 2003, derived from our audited financial statements included in our Form 10-K for the year ended December 31,
         2004.

D1.      Reflects revenues, direct site operating expenses and selling general and administrative costs of Lattice Acquisition for the year ended
         December 31, 2003 derived from the audited statement of revenue and certain expenses included in our Form S-11 filed on May 2, 2005.

D2.      Reflects depreciation, amortization and accretion for the year ended
         December 31, 2003 on the assets acquired as part of the Lattice
         Acquisition based on a purchase price of $115.0 million plus estimated fees and expenses of $1.5 million.



                                                                                               Estimated         Annual
                                                                                Amount            Life          Expense
                                                                                ------            ----          -------

              Purchase price allocation:
              Fixed assets                                                        $101,171          15 years       $ 6,745
              Land                                                                     495
              Intangible assets:
                 Lease origination value                              $ 682                         16 years            36
                 Lease absorption value                              14,247                         16 years           753
                                                                  ----------
                 Total intangible assets                                            14,929
                                                                             --------------
              Total assets                                                         116,595
              Asset retirement obligation                                             (94)          16 years             9
                                                                             --------------
              Total                                                               $116,501
                                                                             ==============                   -------------
              Total depreciation, amortization and accretion                                                       $ 7,543
                                                                                                         =============


D3.      Reflects interest expense for the year ended December 31, 2003 related to the borrowings to finance the Lattice Acquisition, assuming an interest rate of 3.5%.

E.       Reflects our condensed consolidated statement of operations for the year ended December 31, 2004, derived from our audited financial statements included in our Form 10-K for the year ended December 31,
         2004.

F1.      Reflects revenues, direct site operating expenses and selling general and administrative costs of Lattice Acquisition for the year ended
         December 31, 2004 derived from the unaudited statements of revenue and certain expenses included in our Form S-11 filed on May 2, 2005.

F2.      Reflects depreciation, amortization and accretion for the year ended
         December 31, 2004 on the assets acquired as part of the Lattice
         Acquisition based on a purchase price of $115.0 million plus estimated fees and expenses of $1.5 million.



                                                                                            Estimated         Annual
                                                                             Amount            Life        Expense (1)
                                                                             ------            ----        -----------

              Purchase price allocation:
              Fixed assets                                                    $ 101,171          15 years       $ 5,870
              Land                                                                  495
              Intangible assets:
                 Lease origination value                           $ 682                         16 years            31
                 Lease absorption value                           14,247                         16 years           652
                                                               ----------
                 Total intangible assets                                         14,929
                                                                          --------------
              Total assets                                                      116,595
              Asset retirement obligation                                          (94)          16 years             8
                                                                          --------------
              Total                                                            $116,501
                                                                          ==============                   -------------
              Total depreciation, amortization and accretion                                                    $ 6,561
                                                                                                      =============


          (1)  Since the Lattice Acquisition closed in a series of transactions, the expense for the 225 communications tower sites acquired prior to December 31, 2004 is for a period less than a year.

F3.      Reflects interest expense for the year ended December 31, 2004 related to the borrowings to finance the Lattice Acquisition under our revolving credit agreement, assuming an interest rate of 3.5%. Since the Lattice Acquisition closed in a series of transactions, the interest expense for the 225 communications tower sites acquired prior to December 31, 2004 is for a period less than a year.